Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our subsidiaries are subject to income taxation in a number of tax jurisdictions, principally Ireland and the United States.
Loss before income taxes and income of investments accounted for under the equity method for 2022 includes a loss of $1.1 billion relating to Ireland. Income before income taxes and income of investments accounted for under the equity method for 2021 includes $1.1 billion relating to Ireland.
The following table presents our income tax (benefit) expense by significant tax jurisdiction for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020
Deferred tax (benefit) expense, excluding the net change in valuation allowance
Ireland	$25,648	$(26,968)	$(31,387)
United States	10,111	7,566	6,180
Other	(13,229)	2,076	(707)
	22,530	(17,326)	(25,914)
Deferred tax (benefit) expense related to the net change in valuation allowance
Ireland	5,621	3,128	1,882
United States	(24,669)	109	12,085
Other	(13,068)	8,184	(8,935)
	(32,116)	11,421	5,032
Current tax (benefit) expense
Ireland	(159,730)	160,866	—
United States	1,617	1,198	3,016
Other	3,602	6,378	635
	(154,511)	168,442	3,651
Income tax (benefit) expense	$(164,097)	$162,537	$(17,231)
The following table provides a reconciliation of the income tax (benefit) expense at the domestic statutory income tax rate in Ireland, where the Company is tax resident, to income tax (benefit) expense for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022		2021		2020
Income tax (benefit) expense at statutory income tax rate of 12.5%	$(125,303)		$143,490		$(39,327)

Permanent differences and other items	(14,450)	(a)	14,133	(b)	22,486	(c)
Foreign income tax rate differential	(24,344)		4,914		(390)
	(38,794)		19,047		22,096
Income tax (benefit) expense	$(164,097)		$162,537		$(17,231)

(a)The 2022 permanent differences and other items included the following tax-effected amounts: a valuation allowance change in respect of Irish, U.S. and certain other jurisdictions’ deferred tax assets of $14.9 million (excluding the foreign tax rate differential) and other items of $0.4 million.
(b)The 2021 permanent differences and other items included the following tax-effected amounts: non-deductible expenses of $19.1 million, non-taxable income of $18.9 million, a valuation allowance change in respect of U.S., Dutch and Irish tax losses of $6.5 million and other items of $7.4 million.
(c)The 2020 permanent differences included non-deductible goodwill impairment, non-deductible interest, non-deductible share-based compensation in Ireland, and a valuation allowance change in respect of U.S., Dutch and Irish tax losses.

The following tables present our foreign income tax rate differential by significant tax jurisdiction for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31, 2022
	(Loss) income before income taxes	Local statutory income tax rate (a)	Variance to Irish statutory income tax rate of 12.5%	Foreign income tax rate differential (b)
Tax jurisdiction
Ireland	$(935,044)	12.5%	—	$—
United States	(61,625)	21.0%	8.5%	(5,238)
Other	(121,432)	28.2%	15.7%	(19,106)
Taxable loss adjusted for temporary differences	$(1,118,101)			$(24,344)
Permanent differences (c)	115,681
Loss before income taxes and income of investments accounted for under the equity method	$(1,002,420)

	Year Ended December 31, 2021
	Income (loss) before income taxes	Local statutory income tax rate (a)	Variance to Irish statutory income tax rate of 12.5%	Foreign income tax rate differential (b)
Tax jurisdiction
Ireland	$1,201,968	12.5%	—	$—
United States	42,253	21.0%	8.5%	3,592
Other	22,274	18.4%	5.9%	1,322
Taxable income adjusted for temporary differences	$1,266,495			$4,914
Permanent differences (d)	(118,578)
Income before income taxes and income of investments accounted for under the equity method	$1,147,917

	Year Ended December 31, 2020
	Pre-tax income (loss)	Local statutory tax rate (a)	Variance to Irish statutory tax rate of 12.5%	Tax variance as a result of global activities (b)
Tax jurisdiction
Ireland	$(160,739)	12.5%	—	$—
United States	101,339	21.0%	8.5%	8,614
Other	(75,332)	24.5%	12.0%	(9,004)
Taxable loss	$(134,732)			$(390)
Permanent differences (e)	(179,886)
Loss before income taxes and income of investments accounted for under the equity method	$(314,618)

(a)The local statutory income tax rate for the other jurisdictions is a weighted average that considers jurisdictions with positive and negative (loss) income before taxes.
(b)The foreign income tax rate differential is primarily caused by our operations in countries with a higher or lower statutory income tax rate than the statutory income tax rate in Ireland.
(c)The 2022 permanent differences included other permanent differences of $3.7 million.
(d)The 2021 permanent differences included non-deductible expenses of $152.8 million, non-taxable income of $151.2 million and other permanent differences of $116.9 million.
(e)The 2020 permanent differences included non-deductible goodwill impairment, non-deductible interest, non-deductible share-based compensation in Ireland, and a valuation allowance change in respect of U.S., Dutch and Irish tax losses.
The calculation of income for income tax purposes differs significantly from financial statement income. Deferred tax is provided to reflect the impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts as measured under tax law in the various jurisdictions. Operating loss carryforwards and accelerated tax depreciation on flight equipment held for operating leases give rise to our most significant temporary differences.
The following tables provide details regarding the principal components of our deferred tax liabilities and assets by significant jurisdiction as of December 31, 2022 and 2021:

	As of December 31, 2022
	Ireland	United States	Other	Total
Flight equipment	$(3,315,574)	$(47,505)	$(4,290)	$(3,367,369)
Intangibles	(295,480)	17,268	1	(278,211)
Accrued maintenance liability	(11,451)	1,179	1,432	(8,840)
Associated companies	—	(3,973)	—	(3,973)
Deferred losses on sale of assets	—	13,509	—	13,509
Valuation allowance	(16,285)	(87,509)	(16,167)	(119,961)
Operating loss and tax credit carryforwards	1,828,473	140,970	33,449	2,002,892
Other	(222,308)	109	388	(221,811)
Net deferred tax (liabilities) assets	$(2,032,625)	$34,048	$14,813	$(1,983,764)

	As of December 31, 2021
	Ireland	United States	Other	Total
Flight equipment	$(3,091,396)	$214,404	$(7,103)	$(2,884,095)
Intangibles	(390,846)	(7,092)	—	(397,938)
Accrued maintenance liability	(20,286)	292	—	(19,994)
Obligations under capital leases and debt obligations	(2,079)	(178,299)	—	(180,378)
Associated companies	—	(10,507)	—	(10,507)
Deferred losses on sale of assets	—	17,079	—	17,079
Valuation allowance	(10,664)	(112,177)	(29,236)	(152,077)
Operating loss and tax credit carryforwards	1,726,510	87,199	27,314	1,841,023
Other	(185,787)	9,863	(848)	(176,772)
Net deferred tax (liabilities) assets	$(1,974,548)	$20,762	$(9,873)	$(1,963,659)
The net deferred tax liabilities as of December 31, 2022 of $2.0 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $210.3 million (consisting of deferred tax assets of $330.2 million less valuation allowances of $120.0 million) and as deferred tax liabilities of $2.2 billion.
The net deferred tax liabilities as of December 31, 2021 of $2.0 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $121.6 million (consisting of deferred tax assets of $273.7 million less valuation allowances of $152.1 million) and as deferred tax liabilities of $2.1 billion.
The following table presents the movements in the valuation allowance for deferred tax assets during the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
Valuation allowance at beginning of period	$152,077	$79,393
GECAS Transaction	—	61,263
(Decrease) Increase of allowance included in income tax expense	(32,116)	11,421
Valuation allowance at end of period	$119,961	$152,077
The Company has assessed, on a jurisdictional basis, the realization of its deferred tax assets, including the ability to carry back net operating losses, the existence of taxable temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has concluded that based on cumulative taxable income and future taxable income that it will be able to realize a benefit for its deferred tax assets in certain jurisdictions. In addition, the Company has concluded that a valuation allowance on its deferred tax assets in Ireland, the U.S. and certain other jurisdictions continues to be appropriate considering income projections and uncertainty with respect to future taxable income.
During the year ended December 31, 2022, the Company released a net valuation allowance of $32.1 million as an income tax benefit, made up of gross decreases of $37.9 million and gross increases of $5.8 million. The Company determined that the positive evidence outweighed the negative evidence, resulting in the valuation allowance release. It is possible that within the next 12 months there may be sufficient positive evidence to release a portion of the remaining valuation allowance. Release of a portion of the remaining valuation allowance would result in a benefit to income tax expense for the period the release is recorded, which could have an impact on net earnings. The timing and amount of the potential valuation allowance release are subject to significant management judgment, as well as prospective earnings in Ireland, the United States and certain other foreign entities and jurisdictions
As of December 31, 2022 and 2021, we had $31.8 million and $37.5 million, respectively, of unrecognized tax benefits. Substantially all of the unrecognized tax benefits as of December 31, 2022, if recognized, would affect our effective tax rate. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.
Our major tax jurisdictions are Ireland and the United States. Our tax returns are open for examination in Ireland from 2018 forward and in the United States from 2018 forward.
Global Tax Reform
On October 8, 2021, 136 countries, including Ireland, approved a statement, known as the OECD BEPS Inclusive Framework (“IF”), providing a framework for BEPS 2.0, which builds upon the Blueprints. The IF and revised Pillar Two Blueprint include a global minimum effective tax rate of 15% for groups with a global turnover in excess of €750 million, subject to certain exclusions. The OECD published detailed rules to assist in the implementation of the Pillar 2 rules involving 137 countries on December 20, 2021, and again on March 14, 2022. These detailed rules should allow some countries to introduce the Pillar 2 rules into domestic legislation during the course of 2023. On December 22, 2021, the European Commission published a proposed EU Directive to incorporate the Pillar 2 tax rules into EU law, and has also issued further publications since that date. On December 12, 2022, the EU council unanimously agreed to adopt this Directive giving EU countries until December 31, 2023 to transpose the Directive into domestic legislation. Further guidance is expected from the OECD and the EU as to how certain aspects of the Pillar Two Blueprint and the Directive will operate mechanically, and as such it is difficult to determine the degree to which these changes may result in an increase in our effective tax rate and cash tax liabilities in future periods. Overall, these developments make it more likely that this initiative will have an adverse impact on our effective tax rate and cash tax liabilities in future periods.
Ireland
Since 2006, the enacted Irish corporate income tax rate has been 12.5%. Some of our Irish tax-resident operating subsidiaries have significant operating loss carryforwards as of December 31, 2022, which give rise to deferred tax assets. The availability of these operating loss carryforwards of $14.6 billion does not expire with time. In addition, the vast majority of all of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for income tax purposes and to shelter net taxable income with the surrender of losses on a current year basis within the Irish tax group. Based on projected taxable profits in our Irish subsidiaries, we expect to recover the majority of the value of our Irish deferred tax assets and have not recognized a valuation allowance against such assets, with the exception of $16.3 million, as of December 31, 2022. There are also $11.7 million of tax credit carryforwards available in Ireland. A valuation allowance has been recognized in full against these tax credit carryforwards.
United States
Our U.S. subsidiaries are assessable to federal and state income taxes. We have one significant group of U.S. companies that file a consolidated return. The blended federal and state statutory income tax rate applicable to our combined U.S. group was 21.5% for the year ended December 31, 2022. Our U.S. federal net operating loss carryforwards generated in tax years beginning before December 31, 2017 of $230.7 million expire between 2028 and 2038. The U.S. federal net operating loss carryforwards generated in tax years beginning after December 31, 2017 of $154.2 million have an unlimited carryforward period.